As filed with the Securities and Exchange Commission on September 30, 1999.



                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934



                       Date of Report: September 24, 1999
                        (Date of earliest event reported)


                                 S3 INCORPORATED

             (Exact name of registrant as specified in its charter)



           Delaware                      0-21126                 77-0204341
(State or other jurisdiction     (Commission File Number)      (IRS Employer
        of incorporation)                                    Identification No.)




              2841 Mission College Boulevard, Santa Clara, CA 95054

               (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: (408) 588-8000


                                 Not applicable

          (Former name or former address, if changed since last report)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On September 24, 1999, S3 Incorporated, a Delaware corporation (the "Company" or "Registrant"), completed its merger with Diamond Multimedia Systems, Inc., a Delaware corporation ("Diamond"), pursuant to the Agreement and Plan of Merger, dated as of June 21, 1999 (the "Merger Agreement"), as amended, by and among the Company, Diamond and Denmark Acquisition Sub, Inc., a Delaware corporation ("Denmark"). Following consummation of the merger, Diamond became a wholly-owned subsidiary of the Company.

         Pursuant to the Merger Agreement, Denmark, the Company's wholly-owned subsidiary, was merged with and into Diamond and each share of Diamond common stock was converted into the right to receive 0.52 shares of the Company's common stock. No fractional shares of the Company's common stock will be issued and in lieu thereof former Diamond stockholders otherwise entitled to a fractional share will receive a cash payment equal to such fraction of a share multiplied by $9.5625, the closing price of the Company's common stock on the Nasdaq National Market on the effective date of the merger.

         In addition, pursuant to the Merger Agreement, each option and right to acquire Diamond common stock granted under Diamond's stock-based incentive plans outstanding immediately prior to the effective time of the merger was converted into an option to purchase Company common stock and the Company assumed each such option or right in accordance with the terms of the Diamond stock-based incentive plan by which it is evidenced. By virtue of the assumption by the Company of such Diamond options and rights, from and after the effective time of the merger: (i) each Diamond option or right to acquire common stock assumed by the Company may be exercised solely for Company common stock; (ii) the number of shares of Company common stock subject to such Diamond option or right is equal to the number of Diamond shares subject to the option or right immediately prior to the effective time of the merger multiplied by 0.52 (the exchange ratio in the merger), rounded down to the nearest whole number of shares of Company common stock; and (iii) the per share exercise price for each such option or right is equal to the quotient obtained by dividing the exercise price per share of such option or right immediately prior to the effective time of the merger by 0.52, rounded up to the nearest whole cent.

         The foregoing descriptions of the Merger Agreement are qualified in their entirety to the full text of the Merger Agreement, a copy of which is attached hereto as an exhibit and which is incorporated herein by reference.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial Statements of Businesses Acquired.

         The balance sheets of Diamond at December 31, 1998 and 1997 and the statements of operations, stockholders' equity and cash flows of Diamond for each of the three years in the three-year period ended December 31, 1998, including the report of independent auditors thereon, included in Diamond's Annual Report on Form 10-K/A Amendment No. 2 for the year ended December 31, 1998 are incorporated herein by reference.

         The unaudited balance sheet of Diamond at June 30, 1999 and the statements of operations and cash flows of Diamond for the six months ended June 30, 1999 and 1998 included in Diamond's Quarterly Report on Form 10-Q for the quarter ended June 30, 1999 are incorporated herein by reference.

         (b)      Pro Forma Financial Information.

         The Unaudited Pro Forma Combined Condensed Financial Information, including the Statements of Operations for the Year Ended December 31, 1998 and the Six Months Ended June 30, 1999, the Balance Sheet as of June 30, 1999, and Notes 1, 2 and 3 thereto, set forth on pages 78-85 of the Joint Proxy Statement/Prospectus, dated August 16, 1999, that forms a part of the Registrant's Registration Statement on Form S-4 filed August 16, 1999 (File No. 333-85323) are incorporated herein by reference.

         (c)      Exhibits.

2.1 Agreement and Plan of Merger, dated as of June 21, 1999, by and between the Registrant and Diamond (incorporated by reference to Appendix A to the Joint Proxy Statement/Prospectus, dated August 16, 1999, that forms a part of the Registrant's Registration Statement on Form S-4 filed August 16, 1999 (File No. 333-85323).

2.2 Amendment No. 1 to Agreement and Plan of Merger, dated as of September 15, 1999, by and among the Registrant, Diamond and Denmark Acquisition Sub, Inc., a Delaware corporation and wholly owned subsidiary of the Registrant.

23.1     Consent of PricewaterhouseCoopers LLP, Independent Auditors.

99.1 The balance sheets of Diamond at December 31, 1998 and 1997 and the statements of operations, stockholders' equity and cash flows of Diamond for each of the three years in the three-year period ended December 31, 1998, including the report of independent auditors thereon (incorporated by reference to Diamond Multimedia Systems, Inc. Annual Report on Form 10-K/A Amendment No. 2 for the year ended December 31,
         1998).

99.2 The unaudited balance sheet of Diamond at June 30, 1999 and the statements of operations and cash flows of Diamond for the six months ended June 30, 1999 and 1998 (incorporated by reference to Diamond Multimedia Systems, Inc. Quarterly Report on Form 10-Q for the quarter ended June 30, 1999).

99.3 The Unaudited Pro Forma Combined Condensed Financial Information, including the Statements of Operations for the Year Ended December 31, 1998 and the Six Months Ended June 30, 1999, the Balance Sheet as of June 30, 1999, and Notes 1, 2 and 3 thereto (incorporated by reference to pages 78-85 of the Joint Proxy Statement/Prospectus, dated August 16, 1999, that forms a part of the Registrant's Registration Statement on Form S-4 filed August 16, 1999 (File No. 333-85323)).

                                    SIGNATURE
                                    ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Santa Clara, State of California, on September 30, 1999.

                                        S3 INCORPORATED



                                        By        /S/  WALTER D. AMARAL
                                           -------------------------------------
                                                 Walter D. Amaral
                                                 Senior Vice President and
                                                 Chief Financial Officer

                                INDEX TO EXHIBITS
                                -----------------


2.1 Agreement and Plan of Merger, dated as of June 21, 1999, by and between the Registrant and Diamond (incorporated by reference to Appendix A to the Joint Proxy Statement/Prospectus, dated August 16, 1999, that forms a part of the Registrant's Registration Statement on Form S-4 filed August 16, 1999 (File No. 333-85323).

2.2 Amendment No. 1 to Agreement and Plan of Merger, dated as of September 15, 1999, by and among the Registrant, Diamond and Denmark Acquisition Sub, Inc., a Delaware corporation and wholly owned subsidiary of the Registrant.

23.1     Consent of PricewaterhouseCoopers LLP, Independent Auditors.

99.1 The balance sheets of Diamond at December 31, 1998 and 1997 and the statements of operations, stockholders' equity and cash flows of Diamond for each of the three years in the three-year period ended December 31, 1998, including the report of independent auditors thereon (incorporated by reference to Diamond Multimedia Systems, Inc. Annual Report on Form 10-K/A Amendment No. 2 for the year ended December 31,
         1998).

99.2 The unaudited balance sheet of Diamond at June 30, 1999 and the statements of operations and cash flows of Diamond for the six months ended June 30, 1999 and 1998 (incorporated by reference to Diamond Multimedia Systems, Inc. Quarterly Report on Form 10-Q for the quarter ended June 30, 1999).

99.3 The Unaudited Pro Forma Combined Condensed Financial Information, including the Statements of Operations for the Year Ended December 31, 1998 and the Six Months Ended June 30, 1999, the Balance Sheet as of June 30, 1999, and Notes 1, 2 and 3 thereto (incorporated by reference to pages 78-85 of the Joint Proxy Statement/Prospectus, dated August 16, 1999, that forms a part of the Registrant's Registration Statement on Form S-4 filed August 16, 1999 (File No. 333-85323)).


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